                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                            ADVANCED MEDICAL, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------





                             ADVANCED MEDICAL, INC.








                                    NOTICE OF

                                 ANNUAL MEETING

                                       AND

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF STOCKHOLDERS

                                  TO BE HELD ON

                                  MAY 29, 1996










- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                             ADVANCED MEDICAL, INC.

                            9775 BUSINESSPARK AVENUE
                          SAN DIEGO, CALIFORNIA  92131
                                 (619) 566-0426


                                                                  April 30, 1996



To Our Stockholders:

   We enclose herewith:

       (i) a notice of Annual Meeting of Stockholders to be held at The Grand Hyatt Hotel, Park Avenue at Grand Central, New York, New York at 9:00 a.m. on May 29, 1996;

       (ii) a proxy statement describing the matters to be considered at the meeting; and

       (iii) a proxy which, when executed by you and returned to the Company, will make it possible for your shares to be voted at the meeting in the event that you are unable to be present in person.

   The matters to be acted upon at the Annual Meeting are set forth in the notice and accompanying proxy statement. We welcome your attendance at the meeting, but if you cannot attend, please promptly complete and execute the enclosed proxy and return it to us in the envelope provided for that purpose (which requires no postage if mailed in the United States).

                                   Very truly yours,

                                   /s/ Joseph W. Kuhn

                                   Joseph W. Kuhn
                                   PRESIDENT

                             ADVANCED MEDICAL, INC.
                            9775 BUSINESSPARK AVENUE
                          SAN DIEGO, CALIFORNIA  92131
                                 (619) 566-0426

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 29, 1996



                                                                  April 30, 1996


To Our Stockholders:

   Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Advanced Medical, Inc. (the "Company") will be held at The Grand Hyatt Hotel, Park Avenue at Grand Central, New York, New York at 9:00 a.m. on May 29, 1996 for the following purposes:

   1.  to elect directors;

   2. to consider and act upon a proposal to ratify the appointment of Price Waterhouse as independent accountants for the year ending December 31, 1996; and

   3. to transact such other business as may properly come before the Annual Meeting and all adjournments thereof.

   The Board of Directors of the Company has fixed the close of business on April 24, 1996 as the record date for purposes of determining the stockholders entitled to notice of, and to vote at, the Annual Meeting.

   A list of stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, at the law offices of Gordon Altman Butowsky Weitzen Shalov Wein, 114 West 47th Street, 21st Floor, New York, New York 10036 during ordinary business hours for ten days prior to the Annual Meeting. The Annual Meeting may be adjourned from time to time without notice other than by announcement at the meeting.


                                   By Order of the Board of Directors

                                   /s/ Joseph W. Kuhn

                                   Joseph W. Kuhn
                                   SECRETARY

                                 PROXY STATEMENT
                             ADVANCED MEDICAL, INC.

                            9775 BUSINESSPARK AVENUE
                          SAN DIEGO, CALIFORNIA  92131
                                 (619) 566-0426

                         ANNUAL MEETING OF STOCKHOLDERS

   This proxy statement is furnished to stockholders in connection with the solicitation by the Board of Directors of Advanced Medical, Inc. (herein referred to as the "Company"), of proxies to be voted at the Annual Meeting of Stockholders to be held at 9:00 a.m. on May 29, 1996, and all adjournments thereof (the "Annual Meeting"). The purpose of the Annual Meeting is to elect directors and to ratify the appointment of Price Waterhouse as independent accountants for the year ending December 31, 1996. Proxy statements and forms of proxies are first being sent to stockholders on or about April 30, 1996.

   The close of business on April 24, 1996 has been set as the record date for purposes of determining stockholders entitled to vote at the meeting. At the close of business on April 24, 1996, there were 16,135,125 shares of the Company's common stock, par value $.01 per share ("Common Stock"), which (except as otherwise contemplated under "Election of Directors -- 10% Cumulative Preferred Stock") is the only class of outstanding voting securities of the Company. The holders of record of a majority of the shares of Common Stock entitled to be voted present or represented by proxy at the Meeting shall constitute a quorum for the transaction of business at the meeting, but, in the absence of a quorum, the holders of record present in person or represented by proxy at such meeting may vote to adjourn the meeting from time to time until a quorum is obtained. Each share of Common Stock entitles its holder of record to one vote, except with respect to the election of directors, as described below.

    The election of directors shall be by plurality vote, with each stockholder having the right to vote his shares cumulatively. See "Election of Directors -- Cumulative Voting Rights" described below. Other than with respect to the election of directors, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting is necessary for approval of all matters to be presented at the Annual Meeting.

    The aggregate number of votes cast by all stockholders present in person or by proxy at the meeting will be used to determine whether a motion will carry. Thus, an abstention from voting on a matter by a stockholder present in person or by proxy at the meeting has no effect on the item on which the stockholder abstained from voting. In addition, although broker "non-votes" will be counted for purposes of attaining a quorum, they will have no effect on the vote.

   Proxies may be revoked by the person executing the proxy at any time before the authority thereby granted is exercised, upon written notice to such effect received by the Secretary of the Company. Attendance at the meeting will not in and of itself constitute revocation of a proxy, although proxies may be revoked at the meeting by written notice delivered to the Secretary, in which case the shares represented thereby may be voted in person. Proxies may also be revoked by the submission of subsequently dated proxies. Shares represented by a valid unrevoked proxy will be voted at the meeting or any adjournment thereof as specified therein by the person giving the proxy; if no specification is made the

- --------------------------------------------------------------------------------
shares represented by such proxy will be voted (1) SO as to elect the largest possible number of the Board of Directors' nominees as directors and (2) FOR the ratification of the appointment of Price Waterhouse as independent accountants of the accounts of the Company for 1996.

                            1.  ELECTION OF DIRECTORS
CUMULATIVE VOTING RIGHTS

   The election of directors will be by a plurality vote. There are currently six members on the Board of Directors and two vacancies.

   The Company's certificate of incorporation and by-laws provide that, in the election of directors, every holder of Common Stock has the right to vote his shares cumulatively. Under cumulative voting, the number of shares a stockholder is entitled to vote multiplied by the number of directors to be elected represents the number of votes he may cast at such election. A stockholder may cast all such votes for one nominee or distribute them among any two or more nominees. As a result, each stockholder, in voting for directors at the meeting, will be entitled to six votes for each share of Common Stock held.

   Six directors are to be elected to serve until the next annual meeting and until their successors are elected and have qualified. UNLESS OTHERWISE DIRECTED, IT IS THE INTENTION OF THE PERSONS DESIGNATED AS PROXIES TO CUMULATE VOTES FOR ONE OR MORE OF THE NOMINEES LISTED BELOW IN A MANNER SO AS TO ELECT THE LARGEST POSSIBLE NUMBER OF SUCH NOMINEES TO THE BOARD OF DIRECTORS. IF ANY OF SUCH NOMINEES SHOULD BECOME UNAVAILABLE FOR ANY REASON, IT IS INTENDED THAT PROXIES WILL BE VOTED FOR THE ELECTION OF SUCH OTHER PERSONS AS SHALL BE DESIGNATED BY THE BOARD OF DIRECTORS.

NOMINEES

   Information regarding the nominees for election to the Board of Directors is set forth below. The information presented with respect to each nominee has been furnished by that nominee. All current directors have been elected or appointed, as the case may be, to serve until the next annual meeting and until their successors are elected and qualified.

     NAME                   POSITION WITH COMPANY           AGE   DIRECTOR SINCE
     ----                   ---------------------           ---   --------------

Jeffry M. Picower. . .   Director, Chairman of the Board     53       March 1993
                         and Chief Executive Officer
Anthony Cerami . . . .   Director                            55       March 1989
Norman M. Dean . . . .   Director                            76       March 1989
Henry Green. . . . . .   Director                            53    February 1991
Frederic Greenberg . .   Director                            55        June 1995
Richard B. Kelsky. . .   Director                            41        June 1989

     JEFFRY M. PICOWER - Mr. Picower was a Director, Vice President and Assistant Treasurer of the Company from September 1988 to March 1989 and Vice Chairman from December 1988 to June 1989. Mr. Picower was re-elected as a Director and Co-chairman of the Board in March 1993 and became Chairman of the Board in May 1993. Mr. Picower has been Chief Executive Officer since September 7, 1993. He has, since 1984, been Chairman of the Board and Chief Executive Officer of Monroe Systems for Business, Inc. ("Monroe"), a world-wide office equipment, distribution and service organization. Mr. Picower has been a director of Physician

- --------------------------------------------------------------------------------
                                        2

Computer Network, Inc. ("PCN") since January 1994 and Chairman of the
Board since June 1994. PCN, a corporation whose principal shareholder is Mr. Picower, develops, markets and supports practice management software products for physician practices.

     ANTHONY CERAMI, PH.D. - Dr. Cerami was first elected to the Board of Directors of the Company in March 1989. He has been President of The Picower Institute for Medical Research since October 1991. He is an editor of the JOURNAL - MOLECULAR MEDICINE and is on the editorial boards of several biomedical journals. He has been an author of numerous publications covering many aspects of medical biochemistry. He holds a B.S. from Rutgers University and a Ph.D. from The Rockefeller University. Dr. Cerami is Chairman of the Scientific Advisory Board and a director of Alteon, Inc.

     NORMAN M. DEAN - Mr. Dean was first elected to the Board of Directors of the Company in March 1989. Mr. Dean has been a director and President of Foothills Financial Corporation, a venture capital company, since January 1985 and Chairman of the Board of Miller Diversified Corp. since May 1990.

     HENRY GREEN - Mr. Green was President and Chief Operating Officer of the Company from September 1990 to March 1993 and has been a director of the Company since 1991. Mr. Green became an employee of PCN in March 1993. Mr. Green was elected President of PCN in May 1993 and Chief Executive Officer in June 1994. He was elected as a director of PCN in July 1993. From 1988 to September 1990, Mr. Green was Vice President of Johnson & Johnson International. Mr. Green holds a B.S. and an M.B.A. from Drexel University.

     FREDERIC GREENBERG - Mr. Greenberg was appointed to the Board of Directors of the Company on June 7, 1995. Mr. Greenberg is a partner with EGS Partners LLC, an asset management and merchant banking firm which Mr. Greenberg founded in 1989. From 1974 to 1989, Mr. Greenberg served as a pharmaceutical analyst with Goldman Sachs & Co., an investment banking firm, where he was instrumental in organizing health care symposiums and conferences for leading pharmaceutical companies and the investment community. He has participated in numerous merger, acquisition and valuation analyses of some of the leading health care organizations. Mr. Greenberg serves as an advisor to various health care companies and has been a director of PCN since July 1993.

     RICHARD B. KELSKY - Mr. Kelsky has been a director of the Company since June 1989. Mr. Kelsky is a director of Monroe and from 1984 to 1996 was its Vice President and General Counsel and its Vice Chairman since 1996. Mr. Kelsky has been a director of PCN since January 1992.

COMMITTEES OF THE BOARD

     The Board of Directors has an Audit Committee and a Compensation Committee.

     The Audit Committee consists of Messrs. Dean (Chairman) and Greenberg. The function of the Audit Committee is to recommend the selection of independent accountants, review the scope of their examination, consider individual audit matters, monitor adequacy of internal controls, review annual financial statements, conduct other activities relating thereto as the Audit Committee deems appropriate and report to the Board of Directors. The Audit Committee met twice during 1995.

- --------------------------------------------------------------------------------
                                        3

     The Compensation Committee consists of Messrs. Dean (Chairman) and Kelsky. The function of the Compensation Committee is to review and approve the compensation of the principal officers and employees of the Company and its subsidiaries. The Compensation Committee met three times during 1995.

     The Board of Directors does not have a standing nominating committee or one performing similar functions.

     The Board of Directors met nine times in 1995. Each of the members of the Board of Directors attended 75% or more of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which such director served.

COMPENSATION OF DIRECTORS

    The Company's current policy is to compensate members of its Board of Directors who are not employees of the Company at the annual rate of $10,000 plus options to purchase 4,000 shares of Common Stock pursuant to the Directors Stock-Based Benefit Plan ("Directors Plan"). Travel and accommodation expenses of directors incurred in connection with meetings are reimbursed by the Company.

    In March 1993, the Company and Mr. Green entered into a consulting agreement with a three-year term, expiring on March 15, 1996, and providing for the payment to Mr. Green of consulting fees in the amount of $100,000 annually. Effective March 16, 1996, Mr. Green will receive the $10,000 annual director's compensation and the option to purchase Common Stock pursuant to the Directors Plan.

10% CUMULATIVE PREFERRED STOCK

   In addition to the six directors to be elected by the holders of Common Stock as described above, as a result of the existence of an event of default with respect to the Company's 10% Cumulative Preferred Stock (the "10% Preferred Stock"), the holders of shares of the 10% Preferred Stock (the "Holders") may elect two (2) additional directors which would fill the two (2) existing vacancies on the Board of Directors, provided that such voting rights shall not be exercised unless the Holders of ten percent (10%) in number of shares of the 10% Preferred Stock outstanding as of the record date described below, are present in person or by proxy at the Annual Meeting.

   Pursuant to Section 213 of the Delaware General Corporation Law, the record date for purposes of determining the Holders entitled to vote at the Annual Meeting shall be the close of business on the day next preceding the day on which notice of this meeting is given to the Holders. In the event that the requisite number of Holders are present at the meeting and elect to exercise their voting rights, the Holders shall vote as a single class to elect the two (2) directors to be elected by the Holders and each Holder shall have the right to vote his shares cumulatively as described in "Election of Directors -- Cumulative Voting Rights." As a result, each Holder, in voting for such two directors at the meeting, will be entitled to two votes for each share of 10% Preferred Stock held.

- --------------------------------------------------------------------------------
                                        4

                             EXECUTIVE COMPENSATION

   The following table provides certain summary information concerning compensation paid or accrued by the Company and its major operating subsidiary, IMED Corporation ("IMED"), to or on behalf of the Company's Chief Executive Officer and each of the other most highly compensated executive officers of the Company whose salary and bonus exceeded $100,000 (determined for and as of the end of 1995) (the "Named Executive Officers") for the years ended December 31, 1993, 1994 and 1995:


                                                     SUMMARY COMPENSATION TABLE

                                                                  ANNUAL COMPENSATION           LONG-TERM COMPENSATION
                                                 ------------------------------------------   --------------------------
                                                                                   OTHER                          ALL
                                                                                  ANNUAL       SECURITIES        OTHER
                                                  SALARY          BONUS        COMPENSATION    UNDERLYING    COMPENSATION
                                      YEAR          ($)            ($)            ($)(2)         OPTIONS        ($)(3)
                                      ----       ----------     ----------      ----------     ----------     ----------
JEFFRY M. PICOWER (1)                 1995                0              0         10,000           0               0
  Chairman of the Board and           1994                0              0         12,500           0               0
  Chief Executive Officer             1993                0              0          7,895           0               0

JOSEPH W. KUHN                        1995          175,000         60,000          9,250           0           2,053
  President, Chief Financial          1994          135,500         40,650          9,250           0           2,063
  Officer, Treasurer and Secretary;   1993          138,627              0        104,376           0           2,222
  President, Treasurer and
  Secretary - IMED


- -----------------------------------

(1) Mr. Picower does not receive an annual salary or bonus from the Company. "Other Annual Compensation" for Mr. Picower represents compensation earned as a director. See "Compensation of Directors."

(2) "Other Annual Compensation" includes annual compensation, other than salary or bonus, including perquisites and other personal benefits where such exceed the lesser of $50,000 or 10% of the Named Executive Officer's annual salary and bonus. In the amounts reported for 1994 and 1995, Mr. Kuhn received supplemental income for the use of a vehicle valued at $9,250. In the amounts reported for 1993, Mr. Kuhn received supplemental income of $67,750 and cancellation of a $35,543 loan in connection with his acceptance of employment as the Company's Chief Financial Officer and the use of a vehicle valued at $1,083.

(3) The respective amounts reported as "All Other Compensation" for Mr. Kuhn represents contributions made by the Company to the Company's 401(K) Plan on behalf of Mr. Kuhn to match pre-tax elective deferral contributions (included under salary) made by Mr. Kuhn to such plan.

     JOSEPH W. KUHN - Mr. Kuhn (age 36) was appointed President of the Company and IMED in January 1995. Since August 1993, Mr. Kuhn has been Chief Financial Officer, Treasurer and Secretary of the Company and Treasurer and Secretary of IMED. From August 1993 to January 1995, Mr. Kuhn was Vice President of the Company and Executive Vice President of IMED. Mr. Kuhn was Corporate Controller of the Company from January 1990 to August 1993. Mr. Kuhn joined Controlled Therapeutics Corporation (a development stage pharmaceutical company and former subsidiary of the Company) in September 1989 and was its Corporate Controller through December 1991. From 1983 to 1989, Mr. Kuhn held positions of increasing responsibility, including senior manager, with Price Waterhouse, a public accounting firm.

- --------------------------------------------------------------------------------
                                        5

From 1982 to September 1983, Mr. Kuhn was employed by Main Hurdman, a public accounting firm. Mr. Kuhn holds a B.A. degree from Rutgers University and is a Certified Public Accountant.

STOCK OPTIONS

     The following table sets forth certain information concerning the grant of stock options by the Company during the year ended December 31, 1995 to the Named Executive Officers.

                                    OPTION GRANTS IN 1995
                                                                                       POTENTIAL REALIZABLE VALUE
                          NUMBER OF     PERCENT OF                                        AT ASSUMED ANNUAL RATE
                         SECURITIES    TOTAL OPTIONS    EXERCISE                         OF STOCK APPRECIATION FOR
                         UNDERLYING     GRANTED TO       OF BASE                              THE OPTION TERM
                           OPTIONS       EMPLOYEES        PRICE            EXPIRATION     -----------------------
                           GRANTED        IN 1995       ($/SHARE)             DATE           5%($)        10%($)
                         ----------     ----------     ----------          ----------     ----------    ---------
Joseph W. Kuhn             125,000         11.2%         1.8125             1-5-2005        $142,188      $360,938


     The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during the year ended December 31, 1995 and unexercised options held as of the end of that year.

                 AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1995
                    AND OPTION VALUES AS OF DECEMBER 31, 1995

                                                                                   VALUE OF UNEXERCISED
                      SHARES                         NUMBER OF SECURITIES              IN-THE-MONEY
                     ACQUIRED         VALUE         UNDERLYING UNEXERCISED          OPTIONS AT 12/31/95
                                                      OPTIONS AT 12/31/95                 ($) (1)
                        ON          REALIZED      --------------------------    ---------------------------
                     EXERCISE           $         EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                     --------       --------      -----------   -------------   -----------   -------------
Jeffry M. Picower       0               0                 0               0            0               0
Joseph W. Kuhn (2)      0               0                 0         125,000            0         148,438

- ---------------------------

(1) Calculated based on the excess of the closing price of Common Stock on December 31, 1995 ($3.00) as reported in the American Stock Exchange Composite Transactions published in The Wall Street Journal over the option exercise price.

(2) On January 5, 1995, the Company canceled the options to acquire 30,000 shares of Common Stock owned by Mr. Kuhn and granted Mr. Kuhn an option to acquire 125,000 shares of Common Stock ($1.8125 per share).

- --------------------------------------------------------------------------------
                                        6

                           TEN-YEAR OPTION REPRICINGS

     The following table provides the specified information concerning all repricings of options to purchase the Company's Common Stock held by any executive officer of the Company since March 27, 1989, the date on which shares of the Company's Common Stock began trading on the American Stock Exchange.

                                                                                                     LENGTH OF
                                                                                                     ORIGINAL
                                         NUMBER OF                                                  OPTION TERM
                                        SECURITIES    MARKET PRICE     EXERCISE                    REMAINING AT
                                        UNDERLYING     OF STOCK AT   PRICE AT TIME                    DATE OF
                                          OPTIONS        TIME OF     OF REPRICING        NEW       REPRICING OR
                                        REPRICED OR   REPRICING OR        OR          EXERCISE       AMENDMENT
                           DATE OF        AMENDED       AMENDMENT      AMENDMENT        PRICE          (# OF
NAME AND POSITION         REPRICING         (#)            ($)            ($)            ($)          MONTHS)
- -----------------         ---------      ----------   ------------   -------------    ---------    ------------
Joseph W. Kuhn,            1/05/95         6,000         $1.8125       $ 6.9325        $1.8125          70
  President, Chief         1/05/95        24,000         $1.8125       $16.9375        $1.8125          83
  Financial Officer,
  Treasurer and Secretary;
  President, Treasurer and
  Secretary - IMED



EMPLOYMENT AGREEMENTS

     Mr. Kuhn is employed by the Company and IMED as President pursuant to an employment agreement providing for a base salary of $225,000 ($175,000 during
1995). The agreement provides that, upon termination of his employment by the Company other than for cause, Mr. Kuhn will receive an amount, to be paid over a six-month period commencing with the date his employment terminates, equal to six months' salary, which amount will be reduced by any salary or compensation that Mr. Kuhn receives from any other sources during such six-month period. In addition, subject to certain conditions, the option to purchase shares of Common Stock previously granted to Mr. Kuhn will become fully vested when his
employment terminates.   From September 1993 through December 1994, Mr. Kuhn was
employed by the Company as Chief Financial Officer and by IMED as Executive Vice President pursuant to his employment agreement providing for a base salary of $135,500.

     During 1994 and 1995, Mr. Kuhn received performance bonuses of $40,650 and $60,000, respectively, pursuant to his employment contract.

     In connection with Mr. Kuhn's acceptance of employment as the Company's Chief Financial Officer on September 1, 1993, he received supplemental income of $67,750 and the cancellation of a $35,543 loan made by the Company to Mr. Kuhn in connection with his relocation to California in 1990.


- --------------------------------------------------------------------------------
                                        7

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee is composed of non-employee directors who review recommendations as to senior executive officer compensation which, upon the approval of the compensation committee, are submitted to the Board of Directors. The members of the compensation committee also administer the stock option plan of the Company under which options are granted on a discretionary basis to senior executive officers.

    Compensation Committee approvals of recommendations with respect to the compensation of senior executive officers of the Company are made on an individual basis based on a variety of factors which may include, but are not limited to, the existing employment contract with such officer, evaluations of the executive officer's performance, the level of responsibility associated with the office, recruitment requirements, as well as the performance of the Company. Recommendations made to the compensation committee are not determined by reference to formulae. The compensation of the Company's senior executive officers is structured in a manner that the Compensation Committee believes will motivate, reward and retain senior executive officers consistent with the needs of the Company as they may exist from time to time. The compensation which may be paid by the Company to its senior executive officers consists of salary, annual bonus awards and stock option grants.

    Compensation to the Company's chief executive officer in 1995 was limited to compensation earned as a director. Compensation to the Company's other senior executive officer in 1995 was based upon an employment agreement entered into prior to January 1, 1995. Mr. Kuhn's bonus on account of 1995 was paid pursuant to the terms and provisions of his employment agreement.

    This report is provided in accordance with federal securities law requirements and is not intended to create any contractually binding employment rights for the benefit of any employee of the Company or its subsidiaries.

                                                    NORMAN M. DEAN
                                                   RICHARD B. KELSKY


              COMPENSATION COMMITTEE REGARDING REPRICING OF OPTIONS

    In January 1995, the Compensation Committee considered the options held by Mr. Kuhn and the impact of the decline in the price of the Company's Common Stock on the long term incentive value of such options. The Compensation Committee also reviewed the role of these options in Mr. Kuhn's overall compensation and the factors believed to be the cause of the decline in the price of the Company's Common Stock. As a result of this consideration and review, the Compensation Committee decided to replace the options held by Mr. Kuhn with new options. In reaching this decision, the Compensation Committee was of the view that the options were intended to provide incentive to maximize the long term value of the Company and that replacing the existing options with new options to provide for an exercise price at then fair market value would provide additional incentive to Mr. Kuhn because of the increased potential for appreciation. On balance, considering all of these factors, the Compensation Committee determined it to be in the best interest of the Company and the stockholders to restore the incentive for Mr. Kuhn to exert his maximum efforts on behalf of the Company by replacing these options with new options.
                                                    NORMAN M. DEAN
                                                   RICHARD B. KELSKY

- --------------------------------------------------------------------------------
                                        8

                                PERFORMANCE GRAPH

   The graph set forth below represents the cumulative total return from December 31, 1991 to December 31, 1995 on the Common Stock of the Company, the American Stock Exchange ("AMEX") Market Value Index, and a Peer Group Index.
The Peer Group Index is a representative grouping of 63 companies from SIC Code 3841 -- Surgical & Medical Instruments & Apparatus -- which had reportable stock performance from January 1, 1991 to December 31, 1995. The graph has been prepared by an outside consulting firm to the Company. The graph assumes that the value of the investment in Common Stock and each index was $100 on January 1, 1991 and that all dividends were reinvested.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
                    FROM JANUARY 1, 1991 TO DECEMBER 31, 1995
                          AMONG ADVANCED MEDICAL, INC.,
                  AMEX MARKET VALUE INDEX AND PEER GROUP INDEX


                       1/1/91   12/31/91  12/31/92  12/31/93  12/31/94  12/31/95

Advanced Medical, Inc.  $100.00  $195.31   $120.31   $17.97    $25.00    $37.50

Peer Group Index         100.00   172.14    143.22   104.58    120.34    205.30

AMEX Market Value        100.00   123.17    124.86   148.34    131.04    168.90
Index

- --------------------------------------------------------------------------------
                                        9

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On May 19, 1995, Decisions, Inc., a corporation affiliated with Jeffry M. Picower ("Decisions"), tendered $441,000, in principal amount, of 7 1/4% convertible subordinated debentures due 2002 ("7 1/4% Debentures") held by it in connection with the Company's exchange of an aggregate of $43,848,000 in principal amount of 7 1/4% Debentures for $21,924,000 in principal amount of 15% Subordinated Debentures due 1999 and 2,075,000 shares of Common Stock.

     On December 4, 1995, the Company borrowed $25,000,000 from Decisions (the "$25,000,000 Note"), the proceeds of which can be used among other things (i) for the payment of principal and interest on this note or the $6,000,000 and $6,500,000 notes also payable to Decisions ("$6,000,000 and $6,500,000 Notes"),
(ii) to acquire or assist the Company to acquire any business or line of business, (iii) to invest in or acquire any securities (or right to acquire any securities) of IMED, any other affiliate of the Company or any other entity (other than the Company), or (iv) to pay any and all costs and expenses incurred in connection with the foregoing activities. The $25,000,000 Note bears interest at 7%, and all accrued and unpaid interest shall be due and payable in arrears on October 11, 1996, and thereafter on June 30 and December 31 of each calendar year. The $25,000,000 Note is payable on January 4, 2001 and ranks pari passu with the $6,000,000 and $6,500,000 Notes. The $25,000,000 Note is convertible, at the option of the holder, into up to 9,523,809 shares of Common Stock at a conversion price of $2.625 per share (subject to antidilution protection).

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth, as of April 24, 1996, information regarding the beneficial ownership of Common Stock by (i) all persons known by the Company to own beneficially more than 5% of its outstanding Common Stock, (ii) each director of the Company, (iii) each of the Named Executive Officers who still hold an office with the Company and/or its subsidiaries, and (iv) all directors and officers of the Company as a group. Unless otherwise stated, the Company believes that the beneficial owners of the shares listed below have sole investment and voting power with respect to such shares.


                                                         SHARES
                                                      BENEFICIALLY           PERCENTAGE
                                                          OWNED              OF TOTAL (1)
                                                      ------------           ------------
Jeffry M. Picower. . . . . . . . . . . . . . . . . . . 30,283,082 (2)           71.2%
   South Ocean Blvd.
   Palm Beach, FL 33480
FMR Corporation. . . . . . . . . . . . . . . . . . . .  1,592,115 (3)            9.9
   Devonshire Street
   Boston, MA  02109
Anthony Cerami . . . . . . . . . . . . . . . . . . . .     25,159 (4)             *
Norman M. Dean . . . . . . . . . . . . . . . . . . . .     16,000 (4)             *
Henry Green. . . . . . . . . . . . . . . . . . . . . .      5,000                 *
Frederic Greenberg . . . . . . . . . . . . . . . . . .     14,000 (4)
Richard B. Kelsky. . . . . . . . . . . . . . . . . . .     94,100 (4)             *
Joseph W. Kuhn . . . . . . . . . . . . . . . . . . . .     25,000 (4)             *
All directors and officers as a group (7 individuals). 30,462,341 (5)           71.5

- -------------------------

* Less than 1%

- --------------------------------------------------------------------------------
                                       10

(1) Based on 16,135,125 shares of Common Stock outstanding, which does not include the shares of Common Stock issuable upon conversion of the Debentures or the exercise of the warrants or options or the conversion of Convertible Preferred Stock or the conversion of the Convertible Notes described below in footnotes (2) through (5). However, in computing the respective percentages of the Common Stock beneficially owned by the holders described in footnotes (2) and (4), the shares of Common Stock subject to the warrant, option or conversion privileges described therein were deemed outstanding.

(2) The total for Mr. Picower includes (i) 1,400,327 shares of Common Stock owned by Decisions, (ii) 357,100 shares of Common Stock owned by JA Special Partnership Limited (the "Partnership"), (iii) 300,486 shares of Common Stock issuable upon the conversion of an aggregate of 333,000 shares of Convertible Preferred Stock owned by Mr. Picower (166,674 shares), Decisions (30,317 shares) and the Partnership (136,009), (iv) 6,030,151 shares of Common Stock issuable upon conversion of the $6,000,000 Convertible Note owned by Decisions, (v) 10,534,846 shares of Common Stock issuable upon conversion of the $6,500,000 Convertible Note owned by Decisions and (vi) 9,523,809 shares of Common Stock issuable upon the conversion of the $25,000,000 Convertible Note owned by Decisions. The shares of Convertible Preferred Stock owned by Mr. Picower, Decisions and the Partnership, collectively, represent 100% of the issued and outstanding shares of Convertible Preferred Stock. Mr. Picower is the sole stockholder and sole director of Decisions and the sole general partner of the Partnership and, as such, shares or has the sole power to vote or direct the vote of and to dispose or direct the disposition of such shares of Common Stock and may be deemed to be the beneficial owner of such shares.

(3) The total for FMR Corp. includes 1,592,115 shares beneficially owned by Fidelity Management & Research Company, as a result of its acting as investment advisor to various investment companies registered under Section 8 of the Investment Company Act of 1940. FMR Corp. has sole voting power with respect to zero shares and sole dispositive power with respect to 1,592,115 shares.

(4) The total includes options currently exercisable or exercisable within 60 days after April 24, 1996, of 12,000 shares of Common Stock for each of Dr. Cerami and Messrs. Dean and Kelsky and 4,000 shares of Common Stock for Mr. Greenberg under the Directors Plan. In addition, Mr. Kuhn's total includes currently exercisable options on 25,000 shares of Common Stock, under the Option Plan.

(5) The total includes currently exercisable options of 40,000 shares under the Directors Plan and 25,000 under the Option Plan.

           2.  RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    Price Waterhouse was engaged to audit the Company's accounts in 1995. The Board of Directors, upon the recommendation of the Audit Committee, which is composed of two directors who are not now officers or otherwise employees of the Company, selected Price Waterhouse to audit the Company's accounts for the year ending December 31, 1996.

    A representative of Price Waterhouse is expected to be present at the meeting and to be available to respond to appropriate questions. The representative also will have an opportunity to make a statement if he or she so desires.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF PRICE WATERHOUSE.

- --------------------------------------------------------------------------------
                                       11

                        ANNUAL REPORT TO STOCKHOLDERS AND
                         STOCKHOLDER PROPOSALS FOR 1997

    A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1995 has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report to Stockholders is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

    Proposals of stockholders intended to be presented for possible action at the 1997 annual meeting must be received by the Company at its principal executive offices prior to February 10, 1997 in order for such proposals to be eligible for inclusion in the Company's proxy materials for its 1997 annual meeting. All proposals received will be subject to the applicable rules of the Securities and Exchange Commission.

                         FORM 10-K FOR FISCAL YEAR 1995

    A COPY OF THE COMPANY'S REPORT TO THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 1995 ON FORM 10-K, EXCLUSIVE OF EXHIBITS, IS AVAILABLE WITHOUT CHARGE TO STOCKHOLDERS ON REQUEST AND MAY BE OBTAINED BY WRITING TO:

                            CORPORATE COMMUNICATIONS
                             ADVANCED MEDICAL, INC.
                            9775 BUSINESSPARK AVENUE
                          SAN DIEGO, CALIFORNIA  92131

                                  OTHER MATTERS

    The enclosed proxy is being solicited by the Board of Directors of the Company. The cost of the solicitation will be borne by the Company. In addition to use of the mails, proxies may be solicited by telephone, telegraph or personal interview by employees of the Company and its subsidiaries without additional compensation.

    The Company will reimburse brokerage firms, banks, trustees, nominees and other persons authorized by the Company for their out-of-pocket expenses in forwarding proxy material to the beneficial owners of the Company's stock.

    Management does not know of any other matters that will be presented at the meeting other than matters incident to the conduct thereof. However, if any matters properly come before the meeting or any adjournments, the holders of the proxies named in the accompanying form of proxy have discretionary authority to vote on such matters.

                               By Order of the Board of Directors

                               /s/ Joseph W. Kuhn

                               Joseph W. Kuhn
                               SECRETARY
San Diego, California
April 30, 1996

- --------------------------------------------------------------------------------

                             ADVANCED MEDICAL, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 29, 1995

     The undersigned stockholder of ADVANCED MEDICAL, INC. (the "Company") hereby appoints JOSEPH W. KUHN, RICHARD B. KELSKY and HENRY GREEN, or any of them, with full power of substitution and revocation, proxies of the undersigned to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Wednesday, May 29, 1996 at 9:00 a.m. at The Grand Hyatt Hotel, Park Avenue at Grand Central, New York, New York and at any adjournment thereof, with respect to:

     1.   The election of Directors;
     2. The ratification of the appointment of Price Waterhouse as independent accountants for the fiscal year ending December 31, 1996; and
     3. The transaction of such other business as may properly come before the Annual Meeting.

     The proxy will be voted in accordance with the instructions given on the other side, and in the discretion of the proxies upon such other matters as may properly come before the Meeting. If no instructions are given this proxy will be voted (1) so as to elect the largest possible number of the Board of Directors' nominees and (2) for the ratification of the appointment of Price Waterhouse as independent accountants.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                  (Continued and to be signed on the other side)

                              FOLD AND DETACH HERE

                        (continued from the reverse side)

                        Please mark your votes as indicated in this example  /X/

THE BOARD OF DIRECTORS RECOMMENDS STOCKHOLDERS VOTE FOR ITEM 1.
ITEM 1 - ELECTION OF DIRECTORS, NOMINEES: ANTHONY CARAMI, NORMAN M. DEAN, HENRY GREEN, FREDERIC GREENBERG, RICHARD B. KELSKY, AND JEFFRY M PICOWER.

The Board of Directors Recommends Stockholders Vote FOR Item 1.       / /

WITHHOLD   Authority to vote for all nominees listed above            / /

FOR the nominees listed above (except as written to the contrary below) and, unless otherwise indicated, with discretion of the proxies to cumulate votes. In their sole and absolute discretion, for one or more of such nominees in such manner so as to elect the largest number of such nominees.

(To withhold authority to vote for any nominee write that nominee's name in the space provided below)


- --------------------------------------------------------------------------------

To vote cumulatively, write "Cumulate For" and the number of shares and the name(s) of the nominee(s) in the space provided below


- --------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS STOCKHOLDERS VOTE FOR ITEM 2.
ITEM 2 - PROPOSAL TO RATIFY THE APPOINTMENT OF PRICE WATERHOUSE AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996.

     FOR  / /       AGAINST   / /       ABSTAIN   / /



Please mark, date and sign exactly as your name(s) appear(s) above and return in the enclosed envelope. If acting as attorney, executor, administrator, trustee, guardian, etc., please give full title. If the signer is a corporation, please sign the full corporate name by fully authorized officer. If shares are held jointly, each stockholder named should sign.


                                  Dated:                                  , 1996
                                        ----------------------------------

                                  ----------------------------------------------
                                                     Signature

                                  ----------------------------------------------
                                             Signature if held jointly


                              FOLD AND DETACH HERE